Common Stock Offerings	12 Months Ended
Dec. 31, 2011
Issuance of Common Stock [Abstract]
Common Stock Offerings

7.         Common Stock Offerings

In September 2011, we issued 6,300,000 shares of common stock at a price of $34.00 per share. After underwriting discounts and other offering costs of $10.6 million, the net proceeds of $203.6 million were used to repay borrowings under our acquisition credit facility, which were used to fund recent property acquisitions.

In March 2011, we issued 8,625,000 shares of common stock at a price of $34.81 per share. After underwriting discounts and other offering costs of $14.6 million, the net proceeds of $285.6 million were used to fund property acquisitions.

In December 2010, we issued 7,360,000 shares of common stock at a price of $33.70 per share.  The net proceeds of $235.7 million were used to repay borrowings of $179.8 million under our acquisition credit facility and to fund property acquisitions during December 2010.  The remaining net proceeds were used for general corporate purposes and working capital.

In September 2010, we issued 6,198,500 shares of common stock at a price of $33.40 per share.  The net proceeds of $196.9 million were used to repay borrowings of $49.7 million under our acquisition credit facility and to fund $126.5 million of property acquisitions during October 2010.  The remaining net proceeds were used for general corporate purposes and working capital.